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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): October 23, 2001


              INDYMAC ABS, INC., (as depositor under the Pooling
        and Servicing Agreement, dated as of November 1, 2001 providing for the issuance of the INDYMAC ABS, INC., Home Equity
            Mortgage Loan Asset-Backed Trust, Series SPMD 2001-C).

                               INDYMAC ABS, INC.
           ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                    333-47158                95-4685267
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)


  155 North Lake Avenue
   Pasadena, California                                          91101
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  (Address of Principal                                       (Zip Code)
   Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
                                                          ----- --------


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Item 5.  Other Events.
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Filing of Additional Computational Materials
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     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or after, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2001-C.

     In connection with the offering of the Asset-Backed Certificates, Series SPMD 2001-C, Credit Suisse First Boston ("CSFB"), as one of the underwriters of the Offered Certificates, has prepared certain additional materials (the "CSFB additional Computational Materials") for distribution to their potential investors. Although the Company provided Banc of America with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSFB additional Computational.

     For purposes of this Form 8-K, "Additional Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; sensitivity analysis; stress analysis; or similar information (tabular or otherwise) of a statistical, mathematical, tabular, or computational nature. The Banc of America Additional Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated October 23, 2001.







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     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2001-C.



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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
-------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

99.1 Credit Suisse First Boston Additional Computational Materials filed on Form SE dated October 23, 2001.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INDYMAC ABS, INC.



                                   By: /s/ Blair Abernathy
                                       ------------------------
                                       Blair Abernathy
                                       Vice President



Dated: October 23, 2001



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Exhibit Index
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Exhibit                                                                Page
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99.1   Credit Suisse First Boston Additional Computational Materials
       filed on Form SE dated October 23, 2001.